UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

December 6, 2004

Date of report (Date of earliest event reported)

MONONGAHELA POWER COMPANY

(Exact name of registrant as specified in charter)

Ohio	1-5164	13-5229392
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1310 Fairmont Avenue Fairmont, West Virginia	26554
(Address of principal executive of offices)	(Zip code)

Registrant’s telephone number, including area code: (304) 366-3000

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

The financial information included as an exhibit to this Current Report on Form 8-K updates Items 6, 7 and 8 of the Annual Report on Form 10-K for Monongahela Power Company (“Monongahela”) for the year ended December 31, 2003 (the “Form 10-K”) to reclassify the results of certain discontinued operations. No attempt has been made to update other matters in the Form 10-K. Monongahela is filing this updated financial information in anticipation of filing a registration statement on Form S-4 (the “Form S-4”) to register its 6.70% First Mortgage Bonds due 2014. The Form S-4 will incorporate by reference the Form 10-K and the updated financial information included as an exhibit to this Form 8-K.

In August 2004, Monongahela Power Company (“Monongahela”) signed a definitive agreement to sell its natural gas operations in West Virginia and recorded a charge against earnings to write-down its investment in the gas business to the expected net proceeds from the sale. In accordance with Statement of Financial Accounting Standards No. 144, “Accounting for the Impairment or Disposal of Long Lived Assets,” Monongahela reported revenues, expenses and the write-down of its investment in its gas operations as income (loss) from discontinued operations for each period presented in its Quarterly Report on Form 10-Q for the period ended September 30, 2004 (including reclassification for the comparable periods of the prior year included therein).

Under the applicable rules of the Securities and Exchange Commission (the “SEC”), the same reclassification to discontinued operations is required for previously issued financial statements for each of the years presented in the Form 10-K, if those financial statements are incorporated by reference in subsequent filings with the SEC made under the Securities Act of 1933, even though those financial statements relate to periods prior to the decision to sell our natural gas operations.

The updated financial information included as an exhibit to this Form 8-K reclassifies the results of these discontinued operations in Monongahela’s financial statements for each of the years ended December 31, 2003, 2002 and 2001. The exhibit updates Item 6, “Selected Financial Data,” Item 7, “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and Item 8, “Financial Statements and Supplementary Data” included in the Form 10-K. The reclassification has no effect on Monongahela’s reported net income (loss).

The attached information should be read together with Monongahela’s SEC filings subsequent to the Form 10-K, including its quarterly reports on Form 10-Q for the quarterly periods ended March 31, 2004, June 30, 2004 and September 30, 2004.

The updated information is attached as Exhibit 99.1 and incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits

(c) Exhibits

	Exhibit Number	Description

	23.1	Consent of Independent Registered Public Accounting Firm.

	99.1	Updated Financial Information.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MONONGAHELA POWER COMPANY

Dated: December 6, 2004	By:	/s/ David B. Hertzog
	Name:	David B. Hertzog
	Title:	Vice President

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EXHIBIT INDEX

Exhibit Number	Description
23.1	Consent of Independent Public Accounting Firm Registered

99.1	Updated Financial Information

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